SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 25, 2002

CABLEVISION SYSTEMS CORPORATION
(Exact Name of Registrant as specified in its charter)

Delaware
(State of Incorporation)

1-14764 (Commission File Number)	11-3415180 (IRS Employer Identification Number)

CSC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-9046 (Commission File Number)	11-2776686 (IRS Employer Identification Number)

1111 Stewart Avenue, Bethpage, New York 11714
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(516) 803-2300

ITEM 5.	OTHER EVENTS

                         On June 10, 2002, Century Communications Corporation (“Century”), a subsidiary of Adelphia Communications Corporation (“Adelphia”), filed a petition seeking Chapter 11 bankruptcy protection. On June 25, 2002, Adelphia filed a petition seeking Chapter 11 bankruptcy protection.

                         As of June 26, 2002, the Company estimates that Adelphia, and its subsidiaries, including Century, owe certain networks included in the Cablevision New York Group and certain networks included in the Rainbow Media Group (“RMG”) the approximate amounts set forth below for programming licensing, subject to applicable audit rights in connection with the Company's programming licenses.

                                                             Approximate        Approximate
                                           Approximate         Amounts          Unreserved
                                          Amounts Owed        Reserved            Balance
                                          ------------       -----------        -----------
Rainbow Media Group
Core Networks                               $7,500,000       ($2,900,000)       $4,600,000
(American Movie Classics, Bravo and
Independent Film Channel)

Core Consolidated Regional Sports
(Fox Sports Net Florida and Fox              7,600,000        (3,400,000)       $4,200,000
Sports Net Ohio)

Developing/Other                                    -                 -                 -

Non-Consolidated Regional Sports             2,000,000        (1,100,000)         $900,000
                                           -----------       -----------        ----------
              Total RMG                    $17,100,000       ($7,400,000)       $9,700,000
                                           ===========       ===========        ==========

Cablevision New York Group
Madison Square Garden                         $800,000                 -                 -
                                           ===========       ===========        ==========

                         Under the licensing agreements certain networks included in the Cablevision New York Group and certain networks included in RMG would bill the approximate monthly amounts as follows: RMG’s Core Networks and Core Consolidated Regional Sports bill Adelphia approximately $3.1 million per month for programming services; the Developing/Other and Non-Consolidated Regional Sports businesses bill Adelphia approximately $500,000 per month for programming services and Madison Square Garden bills Adelphia approximately $300,000 per month for programming services. The next monthly billing by such networks to Adelphia becomes payable to the networks on June 30, 2002, and is not reflected in the table above.

                         The Company affirms RMG’s 2002 guidance excluding the full year 2002 impact of potential Adelphia bad debt. The Company intends to closely monitor the bankruptcy proceedings and vigorously pursue its payment rights.

2

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                         None.

3

SIGNATURE

                         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION
By:	/s/ Andrew B. Rosengard

	Name: Title:	Andrew B. Rosengard Executive Vice President - Finance

Dated: June 26, 2002

                         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSC HOLDINGS, INC.
By:	/s/ Andrew B. Rosengard

	Name: Title:	Andrew B. Rosengard Executive Vice President - Finance

Dated: June 26, 2002

4